UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): April 17, 2006

Gardner Denver, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13215 (Commission File Number)	76-0419383 (IRS Employer Identification Number)
1800 Gardner Expressway Quincy, Illinois 62305 (Address of Principal Executive Offices)
(217) 222-5400 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[	]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On April 17, 2006, Gardner Denver, Inc. (the “Company”) issued a press release updating its earnings guidance for the three months ended March 31, 2006. A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.
Exhibit	Description
99.1	Gardner Denver, Inc. Press Release dated April 17, 2006

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gardner Denver, Inc.

Date: April 17, 2006	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara Vice President, Administration, General Counsel and Secretary

Exhibit Index

Exhibit	Description
99.1	Gardner Denver, Inc. Press Release dated April 17, 2006